EXECUTION VERSION
AMENDMENT NO. 4 TO
AMENDED & RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 4 TO AMENDED & RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) with respect to the Amended & Restated Senior Secured Revolving Credit Agreement, dated as of May 6, 2019 (as amended by Amendment No. 1 to Amended & Restated Senior Secured Revolving Credit Agreement, dated as of April 9, 2020, Amendment No. 2 to Amended & Restated Senior Secured Revolving Credit Agreement, dated as of April 17, 2020, Amendment No. 3 to Amended & Restated Senior Secured Revolving Credit Agreement, dated as of July 31, 2020, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), is made as of January 22, 2021, among SPECIAL VALUE CONTINUATION PARTNERS LLC, a Delaware limited liability company (the “Borrower”), 36th Street Capital Partners Holdings, LLC, a Delaware limited liability company (“36th Street Capital Partners”), TCPC Funding I, LLC, a Delaware limited liability company (together with 36th Street Capital Partners, each a “Subsidiary Guarantor”), the Lenders party hereto (which constitute all the Lenders on the date hereof) and ING CAPITAL LLC, as Administrative Agent and Collateral Agent. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

W I T N E S S E T H:

WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower;

WHEREAS, in connection with the foregoing and pursuant to Section 9.02(b) of the Existing Credit Agreement, the parties hereto have agreed to amend certain provisions of the Existing Credit Agreement on the terms and subject to the conditions contained in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I    AMENDMENT TO EXISTING CREDIT AGREEMENT

Effective as of the Effective Date (as defined below), and subject to the terms and conditions set forth below, the Existing Credit Agreement is hereby amended as follows:

1.1. The following definitions are hereby added to Section 1.01 of the Existing Credit Agreement in appropriate alphabetical order:

“ “2022 Convertible Notes” means the convertible senior unsecured notes due March 1, 2022 issued by Parent in an aggregate principal amount not to exceed $140,000,000.”

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“2022 Convertible Notes Refinancing Contribution Date” means the date on which the Borrower receives a Refinancing Contribution in connection with refinancing the 2022 Convertible Notes.

“2022 Convertible Notes Refinancing Distribution Period” means the period commencing on the 2022 Convertible Notes Refinancing Contribution Date and ending on the 2022 Convertible Notes Termination Date.

“2022 Convertible Notes Termination Date” means the earlier of (i) March 1, 2022 and (ii) the date on which the 2022 Convertible Notes are terminated (whether by way of the conversion of the 2022 Convertible Notes, the payment in full of the 2022 Convertible Notes, any other purchase, redemption, retirement or other acquisition for value of the 2022 Convertible Notes, the setting apart for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of the 2022 Convertible Notes, or otherwise).”

“Fourth Amendment Effective Date” means January 22, 2021.

1.2. The definition of Minimum Utilization Amount in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following (solely for the sake of convenience in reviewing this Amendment, the language changed in such definition in Section 1.01 of the Credit Agreement is set forth in bold italics):

“ “Minimum Utilization Amount” means, with respect to any Lender for (x) any day during the 2022 Convertible Notes Refinancing Distribution Period, an amount equal to zero percent (0%) of the Commitment of such Lender as of the close of business on such day and (y) any day other than a day set forth in the foregoing clause (x), an amount equal to forty percent (40%) of the Commitment of such Lender as of the close of business on such day.”

1.3. The definition of Refinancing Contribution in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following (solely for the sake of convenience in reviewing this Amendment, the language changed in such definition in Section 1.01 of the Credit Agreement is set forth in bold italics):

“ “Refinancing Contribution” means any capital contribution to or investment in the Borrower by the Parent after the First Amendment Effective Date (and, solely in connection with refinancing the 2022 Convertible Notes, prior to the two month anniversary of the Fourth Amendment Effective Date) in connection with which, on or prior to the date of such capital contribution or investment, the Borrower delivers a certificate to the Administrative Agent certifying that an amount of cash equal to all or a portion of the cash proceeds received by the Borrower on account of such capital contribution or investment shall be distributed by the Borrower to the Parent for the sole purpose of refinancing outstanding unsecured indebtedness of the Parent within six (6) months following the date of such contribution or investment (or, in connection with refinancing the 2022 Convertible Notes, during the 2022 Convertible Notes Refinancing Distribution Period).”
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1.4. The definition of Refinancing Distribution in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following (solely for the sake of convenience in reviewing this Amendment, the language changed in such definition in Section 1.01 of the Credit Agreement is set forth in bold italics):

“ “Refinancing Distribution” means each distribution by the Borrower to the Parent made after the First Amendment Effective Date (a) pursuant to and in compliance with Section 6.05(b)(B), (b) for the sole purpose of refinancing outstanding unsecured indebtedness of the Parent and, promptly upon receipt of such distribution, the Parent uses such proceeds to payoff all or a portion of such outstanding unsecured indebtedness of the Parent, and (c) the aggregate amount of (x) such distribution, together with all other Refinancing Distributions made in the six (6) months immediately preceding such distribution date, does not exceed the aggregate amount of Refinancing Contributions in the six (6) months immediately preceding such distribution date, in each case under this clause (x), excluding the aggregate amount of Refinancing Distributions made in connection with refinancing the 2022 Convertible Notes, and (y) such distribution to the extent made in connection with refinancing the 2022 Convertible Notes, together with all other Refinancing Distributions made during the 2022 Convertible Notes Refinancing Distribution Period in connection with refinancing the 2022 Convertible Notes, does not exceed the aggregate amount of Refinancing Contributions made in connection with refinancing the 2022 Convertible Notes during the 2022 Convertible Notes Refinancing Distribution Period. For the avoidance of doubt, (i) no Refinancing Distribution may exceed the indebtedness of Parent being refinanced with the proceeds of such Refinancing Distribution and (ii) any Refinancing Contribution that is not distributed to the Parent within six (6) months of the date it was first contributed or invested in the Borrower (or, with respect to any Refinancing Contribution made in connection with refinancing the 2022 Convertible Notes, during the 2022 Convertible Notes Refinancing Distribution Period) shall not be eligible to be deemed to be a Refinancing Distribution.”

SECTION II MISCELLANEOUS

2.1    Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (such date, the “Effective Date”) on which each of the following conditions precedent have been satisfied (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a)    Documents. The Administrative Agent shall have received each of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent (and to the extent specified below to each Lender) in form and substance:

(1) Executed Counterparts. From each Lender, the Administrative Agent and the Obligors, either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

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(b)    No Material Adverse Effect. No information shall have become available which the Administrative Agent reasonably believes has had, or could reasonably be expected to have, a Material Adverse Effect.

(c)    Default. No Default shall have occurred and be continuing under the Credit Agreement, nor any default or event of default that permits (or which upon notice, lapse of time or both, would permit) the acceleration of any Material Indebtedness, immediately before and after giving effect to the transactions contemplated hereunder, any incurrence of Indebtedness hereunder and the use of the proceeds hereof.

(d)    Fees and Expenses. The Borrower shall have paid in full to the Administrative Agent and the Lenders all fees and expenses related to this Amendment and the Credit Agreement owing as of the Effective Date.

(e)    [Reserved].

(f)    Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request.

2.2    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower and each Subsidiary Guarantor represents and warrants to the Administrative Agent and each of the Lenders that, as of the Effective Date and after giving effect to this Amendment:

(a)    This Amendment has been duly authorized, executed and delivered by the Borrower and each Subsidiary Guarantor, and constitutes a legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (2) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms, except as such enforceability may be limited by (x) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (y) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)    Each of the representations and warranties set forth in this Amendment, the Credit Agreement and each other Loan Document is true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which is true and correct in all respects) on and as of the Effective Date or as to any such representations and warranties that refer to a specific date, as of such specific date.

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(c)    No Default has occurred and is continuing under the Credit Agreement, nor any default or event of default that permits (or which upon notice, lapse of time or both, would permit) the acceleration of any Material Indebtedness, immediately before and after giving effect to the transactions contemplated hereunder, any incurrence of Indebtedness hereunder and the use of the proceeds hereof.

2.3    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

2.4    Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent (but excluding, for the avoidance of doubt, the allocated costs of internal counsel), in each case solely to the extent the Borrower is otherwise required to do so pursuant to Section 9.03 of the Credit Agreement.

2.5    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2.6    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

2.7    Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.03, 9.07, 9.09, 9.12 and 9.13 of the Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein.

2.8    Effect of Amendment. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Existing Credit Agreement, the Guarantee and Security Agreement or any other Loan Document or an accord and satisfaction in regard thereto. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the
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Administrative Agent, the Collateral Agent, the Borrower or any Subsidiary Guarantor under the Existing Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Existing Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

2.9    Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, each of the Borrower and each Subsidiary Guarantor hereby to the extent applicable as of the Effective Date (a) consents to this Amendment and the transactions contemplated hereby, (b) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (c) confirms its guarantee (solely in the case of a Subsidiary Guarantor) and affirms its obligations under the Loan Documents and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (d) acknowledges and affirms that such guarantee and/or grant, as applicable, is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).

2.10    Release. Each of the Borrower and the other Obligors hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against the Administrative Agent, the Collateral Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) under the Credit Agreement and the other Loan Documents (and each other document entered into in connection therewith) in connection with the subject matter of this Amendment, and (b) the Administrative Agent, the Collateral Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Obligors and their Affiliates under the Credit Agreement and the other Loan Documents (and each other document entered into in connection therewith) that are required to have been performed on or prior to the date hereof in connection with the subject matter of this Amendment. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each of the Borrower and the other Obligors (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Administrative Agent, the Collateral Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort,
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statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the date hereof directly arising out of, connected with or related to in connection with the subject matter of this Amendment, or any act, event or transaction related or attendant thereto, or the agreements of the Administrative Agent, the Collateral Agent or any Lender contained herein.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SPECIAL VALUE CONTINUATION PARTNERS LLC, as Borrower

By: BlackRock TCP Capital Corp.
Its: Sole Member

By: ______________________
Name:
Title:

36TH STREET CAPITAL PARTNERS     HOLDINGS, LLC, as a Subsidiary Guarantor

By: Special Value Continuation Partners LLC
Its: Sole Member

By: BlackRock TCP Capital Corp.
Its: Sole Member

By: ______________________
Name:
Title:

TCPC FUNDING I, LLC, as a Subsidiary Guarantor

By: ______________________
Name:
Title:

[Signature Page to the Amendment No. 4 to Revolving Credit Agreement]

ING CAPITAL LLC, as Administrative Agent and a Lender

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

[Signature Page to the Amendment No. 4 to Revolving Credit Agreement]

STATE STREET BANK AND TRUST COMPANY, as a Lender

By: ______________________
Name:
Title:

[Signature Page to the Amendment No. 4 to Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: ______________________
Name:
Title:

[Signature Page to the Amendment No. 4 to Revolving Credit Agreement]

MUFG UNION BANK, N.A., as a Lender

By: ______________________
Name:
Title:

[Signature Page to the Amendment No. 4 to Revolving Credit Agreement]

BANK OF AMERICA, as a Lender

By: ______________________
Name:
Title:

[Signature Page to the Amendment No. 4 to Revolving Credit Agreement]

CITY NATIONAL BANK, N.A., as a Lender

By: ______________________
Name:
Title:

[Signature Page to the Amendment No. 4 to Revolving Credit Agreement]

STIFEL BANK AND TRUST, as a Lender

By: ______________________
Name:
Title:

[Signature Page to the Amendment No. 4 to Revolving Credit Agreement]